Exhibit 99.1




                                                     UNITED STATES BANKRUPTCY COURT
                                                    NORTHERN DISTRICT OF CALIFORNIA

In re:       Fresh Choice, Inc                                                   |    Case No.           04-54318 (ASW)
             485 Cochrane Circle                                                 |                       --------------
             Morgan Hill, CA 95037                                               |   CHAPTER 11
                                                                                 |   MONTHLY OPERATING REPORT
                                                                                 |   (GENERAL BUSINESS CASE)
---------------------------------------------------------------------------------
                                                      SUMMARY OF FINANCIAL STATUS

             MONTH ENDED: 08/08/04 (1)    REVISED                         ETITION DATE: 07/12/04
                          -------------                                                 ----------
1.           Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here _____
             the Office of the U.S. Trustee or the Court has approved the
             Cash Basis of Accounting for the Debtor).

             Dollars reported in       $1
                                       ---
                                                                                  End of Current   End of Prior    As of Petition
2.           Asset and Liability Structure                                           Month            Month            Filing
                                                                                  ------------     ------------    --------------
             a.  Current Assets                                                   $  3,308,650         N/A
                                                                                  -----------      ------------
             b.  Total Assets                                                     $ 23,834,017         N/A         $    22,899,629
                                                                                  ------------     ------------    ---------------
             c.  Current Liabilities                                              $  4,023,027         N/A
                                                                                  ------------     -----------
             d.  Total Liabilities     (See Notes to Financial Statements)        $ 20,372,402         N/A         $    19,707,707
                                                                                  ------------     ------------    ---------------
                                                                                                                     Cumulative
3.           Statement of Cash Receipts & Disbursements                           Current Month    Prior Month      Case to Date
                                                                                  ------------     ------------    ---------------
             a.  Total Receipts                                                   $  5,923,500          N/A        $     5,923,500
                                                                                  -----------      ------------    --------------
             b.  Total Disbursements                                              $  4,857,057          N/A        $     4,857,057
                                                                                  -----------      ------------    --------------
             c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)       $  1,066,443          N/A        $     1,066,443
                                                                                  -----------      -----------     ---------------
             d.  Cash Balance Beginning of Month                                  $ 1,324,475          N/A
                                                                                  -----------      -----------
             e.  Cash Balance End of Month (c + d)                                $  2,390,918         N/A
                                                                                  -----------      -----------
                                                                                                                    Cumulative
                                                                                  Current Month    Prior Month      Case to Date
                                                                                  ------------     ------------    ---------------
4.           Profit/(Loss) from the Statement of Operations                       $ (3,222,045)         N/A       ($     3,222,045)
                                                                                  ------------     ------------    ---------------
5.           Account Receivables (Pre and Post Petition)                          $    123,425          N/A
                                                                                  ------------     -----------
6.           Post-Petition Liabilities                                            $  4,031,574          N/A
                                                                                  ------------     -----------
7.           Past Due Post-Petition Account Payables (over 30 days)               $         --          N/A
                                                                                  ------------     -----------
At the end of this reporting month:                                                                     Yes            No
                                                                                                   ------------   -----------
8.           Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of
             payment, amount of payment and name of payee) (see note 2)                                  X
                                                                                                   -----------    -----------

9.           Have any payments been made to professionals?  (if yes, attach listing including date                     X
             of payment, amount of payment and name of payee)                                      ------------   ------------

10.          If the answer is yes to 8 or 9, were all such payments approved by the court?               X
                                                                                                   ------------   ------------
11.          Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,
             attach listing including date of payment, amount and reason for payment,                    X
             and name of payee)                                                                    ------------   ------------

12.          Is the estate insured for replacement cost of assets and for general liability?             X
                                                                                                   ------------   -----------
13.          Are a plan and disclosure statement on file?                                                               X
                                                                                                   ------------   ------------
14.          Was there any post-petition borrowing during this reporting period?                                        X
                                                                                                   ------------   ------------
15.          Check if paid: Post-petition taxes   X;   U.S. Trustee Quarterly Fees
                                                -----                              -----------

             Check if filing is current for:    Post-petition tax reporting and tax returns       X
                                                                                             -----------
             (Attach explanation if post-petition taxes or U. S. Trustee Quarterly Fees are not paid , or tax return filings are not current.)
              U.S. Trustee Quarterly Fees are not due until October 2004.

Notes:

(1)  The Debtor's financial statements are not maintained on a calendar month end, they are maintained by period -- each with 4 weeks. The financial statements represented in this Monthly Operating Report cover the four-week period from July 12, 2004 through August 8, 2004. The petition was filed on July 12, 2004, so all of the activity is post-petition.

(2)  On July 12, 2004 and July 14, 2004, this court entered certain orders authorizing, but not requiring, the debtor to pay certain pre- petition obligations including: accrued employee wages, salaries and contributions to employee benefit's plan, the debtor's share of certain payroll taxes, pre-petition sales, use and similar taxes in the ordinary course of business.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.


 Date: 09/28/04                                                          /s/ David Pertl              9/30/04
       --------                                                          ---------------              --------
                                                                             David Pertl


                                           STATEMENT OF OPERATIONS (General Business Case)
                                    For the Month Ended       08/08/04  Revised

                  Current Month                                                                 Cumulative        Next Month
---------------------------------------------------                                            Case to Date        Forecast
    Actual            Forecast         Variance                                               ---------------   -------------
                                                        Revenues:
     $5,482,495        $5,367,754         $114,741    1   Gross Sales                              $5,482,495      $5,104,957
----------------   ---------------  ---------------                                           ---------------   -------------
                                                $0    2   less: Sales Returns & Allowances
----------------   ---------------  ---------------                                           ---------------   -------------
     $5,482,495        $5,367,754         $114,741    3   Net Sales                                $5,482,495      $5,104,957
----------------   ---------------  ---------------                                           ---------------   -------------
     $3,039,424        $3,031,719          ($7,705)   4   less: Cost of Goods Sold  (Note 1)      $3,039,424      $2,940,019
----------------   ---------------  ---------------       (Schedule 'B')                      ---------------   -------------
     $2,443,071        $2,336,035         $107,036    5   Gross Profit                             $2,443,071      $2,164,938
----------------   ---------------  ---------------                                           ---------------   -------------
             $0                $0               $0    6   Interest                                         $0              $0
----------------   ---------------  ---------------                                           ---------------   -------------
           $316                $0             $316    7   Other Income:                                  $316              $0
----------------   ---------------  ---------------                     -------------------   ---------------   -------------
             $0                $0               $0    8
----------------   ---------------                      -----------------------------------   ---------------   -------------
             $0                $0               $0    9
----------------   ---------------  ---------------     -----------------------------------   ---------------   -------------
     $2,443,387        $2,336,035         $107,352   10   Total Revenues                           $2,443,387      $2,164,938
----------------   ---------------  ---------------                                           ---------------   -------------
                                                        EXPENSES:
        $67,819           $67,819              ($0)  11   Compensation to Owner(s)/Officer(s)         $67,819         $67,819
----------------   ---------------  ---------------                                           ---------------   -------------
       $148,602          $150,000           $1,398   12   Salaries                                   $148,602        $150,000
----------------   ---------------  ---------------                                           ---------------   -------------
             $0                $0               $0   13   Commissions                                      $0              $0
----------------   ---------------  ---------------                                           ---------------   -------------
        $12,000           $15,000           $3,000   14   Contract Labor                              $12,000         $15,000
----------------   ---------------  ---------------       Rent/Lease:                         ---------------   -------------
        $17,605           $20,000           $2,395   15       Personal                                $17,605         $20,000
----------------   ---------------  ---------------                                           ---------------   -------------
       $582,979          $585,000           $2,021   16       Real Property                          $582,979        $585,000
----------------   ---------------  ---------------                                           ---------------   -------------
        $45,993           $10,000         ($35,993)  17   Insurance                                   $45,993         $10,000
----------------   ---------------  ---------------                                           ---------------   -------------
        $64,622           $65,000             $378   18   Management Fees
----------------   ---------------  ---------------       (Credit Cd. Processing)                     $64,622         $65,000
                                                                                              ---------------   -------------
       $242,250          $250,000           $7,750   19   Depreciation & Amortization                $242,250        $250,000
----------------   ---------------  ---------------                                           ----------------  --------------
                                                          TAXES:
        $12,341           $15,000           $2,659   20       Employer Payroll Taxes                  $12,341         $15,000
----------------   ---------------  ---------------                                           ---------------   -------------
        $42,124           $42,000            ($124)  21       Real Property Taxes                     $42,124         $42,000
----------------   ---------------  ---------------                                           ---------------   -------------
         $3,938            $5,000           $1,062   22       Other Taxes                              $3,938          $5,000
----------------   ---------------  ---------------                                           ---------------   -------------
       $227,855          $225,000          ($2,855)  23   Advertising                                $227,855        $225,000
----------------   ---------------  ---------------                                           ---------------   -------------
        $98,019          $110,000          $98,000   24   G&A                                         $98,019         $98,000
----------------   ---------------  ---------------                                           ---------------   -------------
        $28,762           $27,480          ($1,282)  25   Interest                                    $28,762         $27,480
----------------   ---------------  ---------------                                           ---------------   -------------
        $18,852           $20,000           $1,148   26   Other Expenses: Legal fees & Audit          $18,852         $20,000
----------------   ---------------  ---------------                       ------------------- ---------------   -------------
        $20,481           $15,000          ($5,481)  27 Professional Fees                             $20,481         $15,000
----------------   ---------------  ---------------                                           ---------------   -------------
        $11,679           $15,000           $3,321   28 Travel Expenses/Meals/ Ent                    $11,679         $15,000
----------------   ---------------  ---------------     -----------------------------------   ---------------   -------------
         $8,193           $10,000           $1,807   29 Storage                                        $8,193         $10,000
----------------   ---------------  ---------------     -----------------------------------   ---------------   -------------
       $192,255          $200,000           $7,745   30 Others (See Note 3)                          $192,255        $190,000
----------------   ---------------  ---------------     -----------------------------------   ---------------   -------------
       $139,630          $140,000             $370   31 Common Ground Maintenance                    $139,630        $140,000
----------------   ---------------  ---------------     -----------------------------------   ---------------   -------------
       $312,037          $320,000           $7,963   32 Utilities                                    $312,037        $300,000
----------------   ---------------  ---------------     -----------------------------------   ----------------  --------------
       $113,395          $120,000           $6,605   33 Repairs & Maintenance                        $113,395        $110,000
----------------   ---------------  ---------------     -----------------------------------   ---------------   -------------
        $12,298           $13,000             $702   34 License & Permits                             $12,298         $13,000
----------------   ---------------  ---------------     -----------------------------------   ----------------  --------------
     $2,423,729        $2,440,299          $16,570   35       TOTAL EXPENSES                       $2,423,729      $2,388,299
----------------   ---------------  ---------------                                           ---------------   -------------
        $19,658         ($104,264)        $123,922   36 SUBTOTAL                                      $19,658       ($223,361)
----------------   ---------------  ---------------                                           ---------------   -------------
                                                        REORGANIZATION ITEMS:
                                                                                              ---------------   -------------
      ($181,914)        ($200,000)        ($18,086)  37   Professional Fees                         ($181,914)      ($182,000)
----------------   ---------------  ---------------                                           ---------------   -------------
             $0                $0               $0   38   Provisions for Rejected
                                                          Executory Contracts                              $0              $0
----------------   ---------------  ---------------                                           ---------------   -------------
             $0                $0               $0   39   Interest Earned on Accumulated Cash
                                                          from Resulting Chp 11 Case                       $0              $0
                                                                                              ---------------   -------------
         $1,300                $0           $1,300   40   Gain or (Loss) from Sale of Equipment        $1,300              $0
----------------   ---------------  ---------------                                           ---------------   -------------
             $0                                 $0   41   U.S. Trustee Quarterly Fees                      $0        ($10,000)
----------------   ---------------  ---------------                                           ---------------   -------------
    ($3,061,089)      ($3,000,000)         $61,089   42 Store Closure Expenses & Asset            ($3,061,089)             $0
----------------   ---------------  ---------------       Impairment Expenses (Note 2)       ----------------   -------------

    ($3,241,703)      ($3,200,000)        ($41,703)  43        TOTAL REORGANIZATION ITEMS         ($3,241,703)      ($192,000)
----------------   ---------------  ---------------                                           ----------------  --------------
    ($3,222,045)      ($3,304,264)         $82,219   44  NET PROFIT (LOSS) BEFORE FEDERAL         ($3,222,045)      ($415,361)
----------------   ---------------  ---------------       & STATE TAXES                      ----------------   -------------
                                                $0   45   Federal & State Income Taxes
----------------   ---------------  ---------------                                           ---------------   -------------
     ($3,222,045)     ($3,304,264)         $82,219   46 NET PROFIT (LOSS)                         ($3,222,045)      ($415,361)
================   ===============  ===============                                           ===============   =============

Notes to Statement of Operations
Fresh Choice - Period 8

Note 1: Cost of Goods Sold includes restaurant labor and benefits which is standard for the restaurant industry.

Note 2: Asset impairment expense arises from the estimated losses from rejected leases.

Note 3:  Other Administrative Expenses

                   Management Training & Development             31,031
                   Payroll Processing Fees                        6,221
                   Other Fees & Exp.                              5,596
                   Bank Charges                                  16,477
                   Cash Over(Short)                                (731)
                   Freight                                        2,944
                   Laundry/Linnens                                8,832
                   Dishwasher Expense                            19,695
                   Janitorial Expense                            25,741
                   Security Expense                               4,685
                   Paper Supplies                                55,410
                   Office Supplies                                5,997
                   Misc.                                         10,357
                   -----------------------------------------------------
                                                                192,255

                                                                   BALANCE SHEET
                                                              (General Business Case)
                                                                For the Month Ended             08/08/04       Revised
       Assets
                                                                                       From Schedules         Market Value(1)
                                                                                       --------------         ---------------
            Current Assets
   1            Cash and cash equivalents - unrestricted                                                      $   2,390,918
                                                                                                              -------------
   2            Cash and cash equivalents - restricted
                                                                                                              -------------
   3            Accounts receivable (net)                                                     A               $     123,425
                                                                                                              -------------
   4            Inventory                                                                     B               $     400,191
                                                                                                              -------------
   5            Prepaid expenses                                                                              $     394,116
                                                                                                              -------------
   6            Professional retainers
                                                                                                              -------------
   7            Other:
                      --------------------------------------------------------------                          -------------
   8
                --------------------------------------------------------------------                          -------------
   9                  TOTAL CURRENT ASSETS                                                                    $   3,308,650
                                                                                                              -------------
            PROPERTY AND EQUIPMENT (MARKET VALUE)
  10            Real property                                                                 C               $   5,984,321
                                                                                                              -------------
  11            Machinery and equipment                                                       D               $   2,887,261
                                                                                                              -------------
  12            Furniture and fixtures                                                        D               $   2,834,953
                                                                                                              -------------
  13            Office equipment                                                              D               $      54,148
                                                                                                              -------------
  14            Leasehold improvements                                                        D               $   7,680,127
                                                                                                              -------------
  15            Vehicles                                                                      D               $      14,128
                                                                                                              -------------
  16            Other:                                                                        D
                      --------------------------------------------------------------                          -------------
  17                                                                                          D
                --------------------------------------------------------------------                          -------------
  18                                                                                          D
                --------------------------------------------------------------------                          -------------
  19                                                                                          D
                --------------------------------------------------------------------                          -------------
  20                                                                                          D
                --------------------------------------------------------------------                          -------------
  21                  Total Property and Equipment                                                            $  19,454,938
                                                                                                              -------------
            Other Assets
  22            Loans to shareholders
                                                                                                              -------------
  23            Loans to affiliates
                                                                                                              -------------
  24            Deposits (See Note 4)                                                                         $     898,661
                --------------------------------------------------------------------                          -------------
  25            Intangible                                                                                    $     171,768
                --------------------------------------------------------------------                          -------------
  26
                --------------------------------------------------------------------                          -------------
  27
                --------------------------------------------------------------------                          -------------
  28                  Total Other Assets                                                                      $   1,070,429
                                                                                                              -------------
  29                  Total Assets                                                                            $  23,834,017
                                                                                                              =============
NOTE:   Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.


                                                                   BALANCE SHEET
                                                              (General Business Case)
                                                                For the Month Ended             08/08/04       Revised

                                                                                 From Schedules    Market Value(1)
                                                                                 --------------    ---------------


                                                     Liabilities and Equity
                                                    (General Business Case)

       Liabilities From Schedules
            Post-Petition
                Current Liabilities
  30                  Accrued salaries and wages                                                    $    1,281,283
                                                                                                    --------------
  31                  Payroll taxes
                                                                                                    --------------
  32                  Real and personal property taxes
                                                                                                    --------------
  33                  Income taxes
                                                                                                    --------------
  34                  Sales taxes payable                                                           $      340,969
                                                                                                    --------------
  35                  Notes payable (short term)
                                                                                                    --------------
  36                  Accounts payable (trade) - Post-Petition                                A     $      400,628
                                                                                                    --------------
  37                  Real property lease arrearage
                                                                                                    --------------
  38                  Personal property lease arrearage
                                                                                                    --------------
  39                  Accrued professional fees                                                     $      179,773
                                                                                                    --------------
  40                  Current portion of long-term post-petition debt (due within 12 months)
                                                                                                    --------------
  41                  Other:   Other Accrued Expense (Note 2)                                       $    1,820,374
                               -----------------------------------------------------                --------------
  42
                      --------------------------------------------------------------                --------------
  43
                      --------------------------------------------------------------                --------------
  44                  Total Current Liabilities                                                     $    4,023,027
                                                                                                    --------------
  45            Long-Term Post-Petition Debt, Net of Current Portion                                $        8,547
                                                                                                    --------------
  46                  Total Post-Petition Liabilities                                               $    4,031,574
                                                                                                    --------------
            Pre-Petition Liabilities (allowed amount)
  47                  Secured claims                                                          F     $    4,866,620
                                                                                                    --------------
  48                  Priority unsecured claims                                               F     $      875,637
                                                                                                    --------------
  49                  General unsecured claims                                                F     $    2,754,000
                                                                                                    --------------
  53                  Other Accrued Expense (Note 2)                                                $    4,890,928
                                                                                                    --------------
                      Long Term Liabilities (Note 3)                                                $    2,953,643
                                                                                                    --------------
  55                  Total Pre-Petition Liabilities                                                $   16,340,828
                                                                                                    --------------
  56                  Total Liabilities                                                             $   20,372,402
                                                                                                    --------------
       Equity (Deficit)
  57            Retained Earnings/(Deficit) at time of filing                                       $  (41,235,159)
                                                                                                    --------------
  58            Common/Preferred Stock                                                              $    5,181,222
                                                                                                    --------------
  59            Additional paid-in capital                                                          $   42,737,597
                                                                                                    --------------
  60            Cumulative profit/(loss) since filing of case                                       $   (3,222,045)
                                                                                                    --------------
  61            Post-petition contributions/(distributions) or (draws)
                                                                                                    --------------
  62            Market value adjustment
                                                                                                    --------------
  63                  Total Equity (Deficit)                                                           $ 3,461,615
                                                                                                    --------------
  64   Total Liabilities and Equity (Deficit)                                                         $ 23,834,017
                                                                                                    ==============


                                              Fresh Choice, Inc. (Case # 04-54318 ASW)
                                                     Notes to the Balance Sheet
                                                        as of August 8, 2004

Note:

    (1)   Book value.

    (2)   The following is a list of Other Accrued Expenses:               Pre & Post- Petition   Pre-Petition     Post-Petition
                                                                           --------------------   ------------     -------------
          23010 Workers' Comp Payable                                                   893,146              -           893,146
          23030 Accrued Credit Card Proc Fees                                            14,500              -            14,500
          23040 Accrued Bank Charges                                                     21,267              -            21,267
          23050 Gift Certificate Allowance                                              549,258              -           549,258
          23070 Food Credit Liability                                                   384,371        402,510           (18,139)
          23080 Mngmnt Training & Development                                            14,147                           14,147
          23110 Accrued Payroll Processing Fee                                            6,212          8,660            (2,448)
          23120 Closed Restaurants Payable  (502(b)(6)) estimate (Note 1)             3,724,614      3,724,614                 -
          23130 Other Accrued Liabilities                                               115,382        115,382                 -
          23140 Accrued Fees-Finance                                                     37,832         22,134            15,698
          23150 Accrued Fees-Legal                                                        9,253          4,681             4,572
          23170 Accrued Fees-Audit                                                       19,828         11,860             7,968
          23180 Accrued Fees-Tax                                                         14,670         13,022             1,648
          23200 Accrued Fees-Employee Litigati                                           18,000         18,000                 -
          23210 Accrued Fees-Executive                                                   15,725         (2,735)           18,460
          23225 Accrued Auto                                                                976            976                 -
          23240 Accrued Health Insurance-GW                                              95,263         95,263                 -
          23250 Accrued Insurance                                                        24,149         24,149                 -
          23300 Advertising Accrual                                                      31,530              -            31,530
          23350 Interest Payable - Loc                                                   20,532         11,368             9,164
          23360 Interest Payable                                                         40,742         21,101            19,641
          23390 Accrued Janitorial Expense                                               (2,418)        14,846           (17,264)
          23400 Accrued Utilities                                                       420,147        197,389           222,758
          23410 Accrued Property Taxes                                                  170,098        127,439            42,659
          23420 Accrued Cam                                                             72,078         80,269             (8,191)
                                                                           --------------------   ------------     -------------
          Total Other Accrued Expenses                                              $ 6,711,302    $ 4,890,928       $ 1,820,374



                                                                                Combined Amount
    (3)   The following is a list of Long Term Liabilities                 Pre & Post- Petition   Pre-Petition     Post-Petition
                                                                           --------------------   ------------     -------------

          24320 Deferred Rent (Note 2)                                                2,404,964      2,404,964                 -
          24340 Deferred Gain On Sale                                                   164,165        165,536            (1,371)
          24350 Other Non-Current Liabilities                                           283,080        273,162             9,918
          24390 Notes Payable-Long Term                                                 109,981        109,981                 -
          24400 Capital Lease-Long Term                                                      -              -                  -
                                                                           --------------------   ------------     -------------
          Total Long Term Liabilities                                               $ 2,962,190      2,953,643             8,547

          Note 1Estimated 502(b)(6) liability resulting from rejected leases on closed stores.
          Note 2Deferred rent on open stores (that is not yet due).

    (4)   Deposits
              Beginning Balance                                                       $ 575,461
                Network Services                                                        $ 3,000
                Thermoworks                                                             $ 1,000
                Superior Uniform                                                        $ 5,000
                Frankling Machine                                                       $ 3,000
                US Foodservice                                                        $ 280,000
                Pepsi                                                                  $ 25,000
                San Francisco French Bread                                              $ 6,200
                                                                           ---------------------
              Ending Balance                                                          $ 898,661



                                                         Fresh Choice, Inc.
                          Analysis of Liabilities Reported on Period 8 Balance Sheet vs. Debtor's Schedules
    The following is a reconciliation of between the liabilities reported on the Debtor's Schedules and the liabilities reported on the Balance Sheet which was included as part of the Monthly Operating Report ("MOR") for period 8
   (the 4-week post-petition accounting period ending 8/8/04).
-------------------------------------------------------------------------------------------------------------------------
                                               8/8/04
                                               Balance         Debtor's
                                                Sheet          Schedule     Notes
-------------------------------------------------------------------------------------------------------------------------
       BANK DEBT
        Revolver                                  500,000        500,000
        Note Payable                            1,849,956      1,849,956
        Senior Secured Note Payable (IRB)         111,353        111,353

        Capital Leases                          2,515,013         30,057   The amount reported on debtor's schedules
                                                                           represents one monthly payment, which was the
                                                                           only portion in default at the time the
                                                                           Schedules were prepared. The entire capital
                                                                           lease liability is shown on the Debtor's
                                                                           balance sheet purusant to GAAP.

        Trade Payables (Pre-Petition)           2,588,660      2,589,704
        Trade Payables (Post-Petition)            400,628              0   Post-Petition AP
        Lease Rejections (B)                    3,724,614              0   This is the estimated 502(b)(6) liability, potential
                                                                           rejection damage for leases rejected on July 14, 2004
                                                                           retroactive to the petition date.

        Accrued Expenses                        5,179,420      1,016,743   Accrued expenses not due at the time the
                                                                           schedules were prepared.

        Gift Certificate Allowance                549,258              0   This is a contingent liability.
        Food Credit Liability                     384,371              0   Food credit earned over time which is deducted
                                                                           from the liability balance.

        Deferred Rent                           2,404,964        564,264   Schedule F-2 includes stub period rent.
                                                                           The balance deferred rent reported on the balance
                                                                           sheet reflects GAAP requirements for deferred rent
                                                                           which is paid over the term of the lease.

        Deferred Gain on Sale                     164,165              0   This entry reflects GAAP requirements for
                                                                           reporting deferrred gains.
                                               -----------   ------------
    Total Other Long Term Liabilities          20,372,402      6,662,077


                                                                                                          REVISED PERIOD 8
                                                                                                   MONTHLY OPERATING REPORT


Fresh Choice, Inc.
Payments to Officers
Period 8, 2004

                                    Date                     Gross         Car Allowance           Total
------------------------------------------------------------------------------------------------------------
Jefferson, Everett             July 30, 2004             $9,038.46           1,384.62           $ 10,423.08

Pertl, David                   July 30, 2004             $6,507.69           1,107.69            $ 7,615.38

O'Shea, Tim                    July 30, 2004             $6,923.08           1,384.62            $ 8,307.70

Miller, Joan                 July 16 & 30, 2004          $8,653.84           1,107.69            $ 9,761.53

Freedman, Tina               July 16 & 30, 2004          $8,134.62           1,107.69            $ 9,242.31

------------------------------------------------------------------------------------------------------------
Total                                                  $ 39,257.69           6,092.31           $ 45,350.00
============================================================================================================


                                             SCHEDULES TO THE BALANCE SHEET
                                                 (General Business Case)
                                                       Schedule A
                                          Accounts Receivable and (Net) Payable

                                                                  Accounts Receivable    Accounts Payable     Past Due
Receivables and Payables Agings                                  (Pre and Post-petition (Post -petition)   Post Petition Debt
                                                                 ---------------------  ----------------- -------------------
     0 -30 Days                                                              $123,425         $400,628
                                                                 --------------------- ----------------
     31-60 Days
                                                                 --------------------- ----------------
     61-90 Days                                                                                                        $0
                                                                                       ----------------   ----------------
     91+ Days
                                                                 --------------------- ----------------
     Total accounts receivable/payable-(see note 1)                          $123,425         $400,628
                                                                 --------------------- ================
     Allowance for doubtful accounts
                                                                 ---------------------
      Accounts receivable (net)                                               $123,425
                                                                 =====================
                                                       Schedule B
                                              Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)                               Cost of Goods Sold
---------------------------------                                ---------------------------
                                           Inventory(ies)        Inventory Beginning of Month                    $553,219
                                             Balance at                                                   ================
                                            End of Month

                                                                 Add -
     Retail/Restaurants -                                          Net purchase                                $1,104,097
                                                                                                          ----------------
       Product for resale                          $393,000        Direct labor                                $1,782,299
                                     -----------------------                                              ----------------
                                                                   Manufacturing overhead
                                                                                                          ----------------
     Distribution -                                                Freight in
                                                                                                          ----------------
       Products for resale                                         Other:                                      $        0
                                     -----------------------                                              ----------------
                                                                                                               $        0
                                                                 --------------------------------------   ----------------
     Manufacturer -
                                                                 --------------------------------------   ----------------
       Raw Materials
                                     -----------------------
       Work-in-progress                                          Less -
                                     -----------------------
       Finished goods                                              Inventory End of Month                      $  400,191
                                     -----------------------                                              ----------------
                                                                   Shrinkage
                                                                                                          ----------------
      Other - Explain                              $  7,191        Personal Use
                                     -----------------------                                              ----------------
     Uniforms
     --------------------------------
                                                                 Cost of Goods Sold                            $3,039,424
     --------------------------------                                                                     ================
         TOTAL                                     $400,191
                                     =======================

     Method of Inventory Control                                 Inventory Valuation Methods
     Do you have a functioning perpetual inventory system?       Indicate by a checkmark method of inventory used.
             Yes   X      No
                 -----      ---------
     How often do you take a complete physical inventory?        Valuation methods -
                                                                     FIFO cost
                                                                                                       ---
       Weekly                                                        LIFO cost
                      ------                                                                           ---
       Monthly          X                                            Lower of cost or market
                      ------                                                                           ---
       Quarterly                                                     Retail method
                      ------                                                                           ---
       Semi-annually                                                 Other                              X
                      ------                                                                           ---
       Annually                                                        Explain
                      ------
Date of last physical inventory was  August 8, 2004              Standard Cost, with updates every month before inventory
                                     -----------------------     ---------------------------------------------------------

                                                                 ---------------------------------------------------------
Date of next physical inventory is   September 5, 2004
                                     -----------------------     ---------------------------------------------------------

Note:

 (1) Food credit are given  due to quantity discounts and/or  marketing allowances.
     Payments are received at the end of each quarter.


                                                Schedule C
                                              Real Property
Description                                                               Cost            Market Value(1)
                                                                     --------------     ------------------
      Land                                                              $ 1,795,364            $ 1,795,364
      --------------------------------------------                   ---------------    -------------------
      Building                                                          $ 4,188,957            $ 4,188,957
      --------------------------------------------                   ---------------    -------------------

      --------------------------------------------                   ---------------    -------------------

      --------------------------------------------                   ---------------    -------------------

      --------------------------------------------                   ---------------    -------------------

      --------------------------------------------                   ---------------    -------------------
      Total                                                             $ 5,984,321            $ 5,984,321
                                                                     ===============    ===================


                                                Schedule D
                                         Other Depreciable Assets
Description                                                               Cost            Market Value(1)
Machinery & Equipment -
      Kitchen Equipment                                                 $ 2,238,274            $ 2,238,274
      --------------------------------------------                   ---------------    -------------------
      Equipment in Progress                                             $   384,298            $   384,298
      --------------------------------------------                   ---------------    -------------------
      Computer Equipment                                                $   264,689            $   264,689
      --------------------------------------------                   ---------------    -------------------

      --------------------------------------------                   ---------------    -------------------
      Total                                                             $ 2,887,261            $ 2,887,261
                                                                     ===============    ===================
Furniture & Fixtures -
      Furniture & Fixtures                                              $ 1,799,024            $ 1,799,024
      --------------------------------------------                   ---------------    -------------------
       Construction Fixtures in Progress                                $    69,957            $    69,957
      --------------------------------------------                   ---------------    -------------------
      Smallwares                                                        $   965,972            $   965,972
      --------------------------------------------                   ---------------    -------------------

      --------------------------------------------                   ---------------    -------------------
      Total                                                             $ 2,834,953            $ 2,834,953
                                                                     ===============    ===================
Office Equipment -
      --------------------------------------------
      Office Equipment                                                  $    54,148            $    54,148
      --------------------------------------------                   ---------------    -------------------

      --------------------------------------------                   ---------------    -------------------

      --------------------------------------------                   ---------------    -------------------
      Total                                                             $    54,148            $    54,148
                                                                     ===============    ===================
Leasehold Improvements -
      Leasehold Improvement                                             $ 7,680,127            $ 7,680,127
      --------------------------------------------                   ---------------    -------------------
                                                                        $        --            $        --
      --------------------------------------------                   ---------------    -------------------

      --------------------------------------------                   ---------------    -------------------

      --------------------------------------------                   ---------------    -------------------
      Total                                                             $ 7,680,127            $ 7,680,127
                                                                     ===============    ===================
Vehicles -
      Vehicles                                                          $    14,128            $    14,128
      --------------------------------------------                   ---------------    -------------------

      --------------------------------------------                   ---------------    -------------------

      --------------------------------------------                   ---------------    -------------------

      --------------------------------------------                   ---------------    -------------------
      Total                                                             $    14,128            $    14,128
                                                                     ===============    ===================


Note:

   (1)Book Value.




                                                          Schedule E
                                                 Aging of Post-Petition Taxes
                                         (As of End of the Current Reporting Period)

Taxes Payable                               0-30 Days        31-60 Days         61-90 Days         91+ Days           Total
                                       ------------------- ---------------  ------------------- ----------------   ------------
Federal
        Income Tax Withholding                   $ 202,411                                                            $202,411
                                       -------------------- --------------  ------------------- ----------------   ------------
        FICA - Employee                                                                                               $       -
                                       -------------------- --------------  ------------------- ----------------   ------------
        FICA - Employer                                                                                               $       -
                                       -------------------- --------------  ------------------- ----------------   ------------
        Unemployment (FUTA)                                                                                           $       -
                                       -------------------- --------------  ------------------- ----------------   ------------
        Income                                                                                                        $       -
                                       -------------------- --------------  ------------------- ----------------   ------------
        Other (Attach List)                                                                                           $       -
                                       -------------------- --------------  ------------------- ----------------   ------------
Total Federal Taxes                              $ 202,411       $      -               $     -          $     -      $ 202,411
                                       -------------------- --------------  ------------------- ----------------   ------------
State and Local
        Income Tax Withholding                                                                                        $       -
                                       -------------------- --------------  ------------------- ----------------   ------------
        Unemployment (UT)                                                                                             $       -
                                       -------------------- --------------  ------------------- ----------------   ------------
        Disability Insurance (DI)                                                                                     $       -
                                       -------------------- --------------  ------------------- ----------------   ------------
        Empl. Training Tax (ETT)                                                                                      $       -
                                       -------------------- --------------  ------------------- ----------------   ------------
        Sales                                   $  340,969                                                            $ 340,969
                                       -------------------- --------------  ------------------- ----------------   ------------
        Excise                                                                                                        $       -
                                       -------------------- --------------  ------------------- ----------------   ------------
        Real property                            $   42,658                                                           $  42,658
                                       -------------------- --------------  ------------------- ----------------   ------------
        Personal property                                                                                             $       -
                                       -------------------- --------------  ------------------- ----------------   ------------
        Income                                                                                                        $       -
                                       -------------------- --------------  ------------------- ----------------   ------------
        Other (Attach List)                                                                                           $       -
                                       -------------------- --------------  ------------------- ----------------   ------------
Total State & Local Taxes                        $ 383,627       $      -               $     -          $    -       $ 383,627
                                       -------------------- --------------  ------------------- ----------------   ------------
Total Taxes                                      $ 586,038       $      -               $     -          $    -       $ 586,038
                                       ==================== ==============  =================== ================   ============

                                                          Schedule F
                                                   Pre-Petition Liabilities
                                                                                                    Allowed
List Total Claims For Each Classification (1)                                 Claimed Amount      Amount (b)
---------------------------------------------                               ------------------- ----------------
        Secured claims  (a)                                                        $ 4,866,620
                                                                            ------------------- ----------------
        Priority claims other than taxes                                           $   268,587
                                                                            ------------------- ----------------
        Priority tax claims                                                        $   607,050
                                                                            ------------------- ----------------
        General unsecured claims                                                   $ 2,754,000
                                                                            ------------------- ----------------
        (a)     List total amount of claims even it under secured.

        (b)     Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the
                Claimed Amount and $3,000,000 as the Allowed Amount.


                      Schedule G - Rental Income Information - Not applicable to General Business Cases

                                                          Schedule H
                                 Recapitulation of Funds Held as of 8/8/04 (Period End Date)

                                            Account 1         Account 2         Account 3          Account 4
                                      --------------------  --------------  ------------------- -----------------
Bank                                   Wells Fargo          Wells Fargo     Wells Fargo         Bank of America
                                       -------------------- --------------  ------------------- -----------------
Account Type                           Concentration        Express  sweep  Benefits ACH Pmt.   Disbursement
                                       -------------------- ----------------------------------------------------
Account No.                            4038-832325          4038832325      4945091882          7313400466
                                       -------------------- --------------  ------------------- ----------------
Account Purpose                        General              Investment      Payroll             Gifs Certificates
                                       -------------------- --------------  ------------------- ----------------
Balance, End of Month                     $ 2,358,425       $ (3,184.00)        $ 12,110           $ (133)(2)
                                       -------------------- --------------  ------------------- ----------------


                                            Account 5         Account 6         Account 7          Account
                                       -------------------- -------------- --------------------  ------------------
Bank                                   Wells Fargo          Wells Fargo     Wells Fargo          Cash in Registers
                                       -------------------- --------------  -------------------  ------------------
Account Type                           Accounts Payable     Payroll         Old Accounts Payable and on hand
                                       -------------------- --------------  -------------------- ------------------
Account No.                            412-1020184          403-8832366     475-9621113
                                       -------------------- --------------  -------------------  ------------------
Account Purpose                        A/P ZBA              Payroll ZBA     replaced by
                                                                            412-1020184
                                       -------------------- --------------  --------------------  -----------------
Balance, End of Month                     $         -       $ (73,950.00)        $     -           $  97,650
                                       -------------------- --------------  ------------------- -------------------
Total Funds on Hand for all Accounts            $2,390,918
                                       ====================

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

Note 1:The bar date has not passed, so there is no estimate for claims yet, other than what is shown on the balance sheet.

Note 2: This is another zero balance account.  Funds are transferred as gift certificates are redeemed.
        The negative balance reflects just a timing difference.

                              STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                            Increase/(Decrease) in Cash and Cash Equivalents
                                   For the Month Ended   08/08/04
                                                       -------------

                                                                         Actual             Cumulative
                                                                      Current Month       (Case to Date)
                                                                    ------------------   -----------------
     Cash Receipts
1          Rent/Leases Collected
                                                                    ------------------   -----------------
2          Cash Received from Sales                                        $5,923,776          $5,923,776
                                                                    ------------------   -----------------
3          Interest Received                                               $      276          $       276
                                                                    ------------------   -----------------
4          Borrowings
                                                                    ------------------   -----------------
5          Funds from Shareholders, Partners, or Other Insiders
                                                                    ------------------   -----------------
6          Capital Contributions
                                                                    ------------------   -----------------
7
           --------------------------------------------             ------------------   -----------------
8
           --------------------------------------------             ------------------   -----------------
9
           --------------------------------------------             ------------------   -----------------
10
           --------------------------------------------             ------------------   -----------------
11
           --------------------------------------------             ------------------   -----------------
12              Total Cash Receipts                                        $5,923,500          $5,923,500
                                                                    ------------------   -----------------
     Cash Disbursements
13         Payments for Inventory                                          $4,009,186        4,009,186.00
                                                                    ------------------   -----------------
14         Selling
                                                                    ------------------   -----------------
15         Administrative                                                  $  212,617          $   212,617
                                                                    ------------------   -----------------
16         Capital Expenditures                                            $    9,017          $     9,017
                                                                    ------------------   -----------------
17         Principal Payments on Debt
                                                                    ------------------   -----------------
18         Interest Paid
                                                                    ------------------   -----------------
           Rent/Lease:
19              Personal Property
                                                                    ------------------   -----------------
20              Real Property
                                                                    ------------------   -----------------
           Amount Paid to Owner(s)/Officer(s)
21              Salaries                                                   $   45,350          $    45,350
                                                                    ------------------   -----------------
22              Draws
                                                                    ------------------   -----------------
23              Commissions/Royalties
                                                                    ------------------   -----------------
24              Expense Reimbursements
                                                                    ------------------   -----------------
25              Other
                                                                    ------------------   -----------------
26         Salaries/Commissions (less employee withholding)
                                                                    ------------------   -----------------
27         Management Fees
                                                                    ------------------   -----------------
           Taxes:
28              Employee Withholding                                       $  300,085          $  300,085
                                                                    ------------------   -----------------
29              Employer Payroll Taxes                                     $  176,880          $  176,880
                                                                    ------------------   -----------------
30              Real Property Taxes
                                                                    ------------------   -----------------
31              Other Taxes Sales Taxes                                    $  103,923          $   103,923
                                                                    ------------------   -----------------
32         Other Cash Outflows:
                                                                    ------------------   -----------------
33
                ---------------------------------------             ------------------   -----------------
34
                ---------------------------------------             ------------------   -----------------
35
                ---------------------------------------             ------------------   -----------------
36
                ---------------------------------------             ------------------   -----------------
37
                ---------------------------------------             ------------------   -----------------
38              Total Cash Disbursements:                                  $4,857,057          $4,857,057
                                                                    ------------------   -----------------
39   Net Increase (Decrease) in Cash                                       $1,066,443          $1,066,443
                                                                    ------------------   -----------------
40   Cash Balance, Beginning of Period                                     $1,324,475          $1,324,475
                                                                    ------------------   -----------------
41   Cash Balance, End of Period                                           $2,390,918          $2,390,918
                                                                    ==================   =================